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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2001

                             Marine Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)

Florida                             000-25343               65-0729764
(State or other jurisdiction        (Commission File        (IRS Employer
of incorporation)                   Number)                 Identification No.)

2325 Vanderbilt Beach Road, Naples, FL                   34109
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(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code: (941) 593-6300

          (Former name or former address, if changed from last report)


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Item 5.  Other Events.

         On March 26, 2001, Marine Bancshares, a Florida corporation (the "Company") filed a Form 15 to effect a termination of registration of its common stock under the Securities and Exchange Act of 1934. The Company issued a press release announcing the filing of the Form 15 which is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits

         99.1     Press release dated March 27, 2001.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized person.

Date: March 27, 2001                   By: /s/ Pierce T. Neese
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                                          Pierce T. Neese
                                          Chairman and CEO